UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: February 29, 2016

Date of reporting period: February 29, 2016

Item 1. Reports to Stockholders.

Annual Report

Dearborn Partners Rising Dividend Fund

Class A Shares
DRDAX

Class C Shares
DRDCX

Class I Shares
DRDIX

February 29, 2016

Investment Adviser

Dearborn Partners, L.L.C.
200 West Madison Street
Suite 1950
Chicago, IL 60606

Phone: (888) 983-3380

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	10

STATEMENT OF ASSETS AND LIABILITIES	13

STATEMENT OF OPERATIONS	14

STATEMENTS OF CHANGES IN NET ASSETS	15

FINANCIAL HIGHLIGHTS	16

NOTES TO FINANCIAL STATEMENTS	19

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	28

NOTICE OF PRIVACY POLICY & PRACTICES	29

ADDITIONAL INFORMATION	30

Greetings from Dearborn Partners, LLC,
Adviser to the Dearborn Partners Rising Dividend Fund (the “Fund”).

On April 10th, 2013, the Fund was launched to provide investors with a relatively defensive equity investment diversified across a multitude of sectors in companies that are anticipated to consistently increase their dividends over time. Patient investors looking to outpace inflation should benefit from participating in what we believe is the long-term wealth-building potential offered by what we consider to be great businesses, while receiving an income stream with potential growth over time.

For the 12-month period ending February 29th, 2016 (the Fund’s fiscal year), the total returns of the S&P 500 Index and the Fund’s Class I shares were -6.19% and -6.18%, respectively. For the trailing six month period, the Fund’s Class I shares were up 1.51%, versus the S&P 500 Index down -0.92%. In a risk-off market, the S&P 500 Index was led by the Telecommunications and Utilities sectors. The relative overweight of those typically defensive sectors in the Fund contributed positively to performance. In fact, six of the sectors in the Fund outperformed their S&P 500 Index counterpart for the 12 month period.

We matched the S&P 500 Index in sector leadership while outperforming those respective sectors by 2% or more. Our greatest relative sector performance was in Financials, with a 15%+ total return spread versus the corresponding S&P sector. We continue to maintain the valuation and stock selection disciplines that formed the genesis of our strategy, as we believe that over time, such disciplines can offer attractive total return potential when equity market risk is considered.

A few specific companies in our Fund stand out as worth mentioning for the year. Our greatest performance contributor was Chubb Corporation (CB). The company announced on July 1st they were being acquired by Ace Ltd in a cash and stock deal. Not long after the deal was announced, we took advantage of the price appreciation and sold our Chubb holding.

Our second best performing stock was Jack Henry & Associates (JKHY). The company beat profit expectations for the 7th consecutive quarter helping to push up the stock price. Jack Henry has been one of our best holdings since the inception of the Fund. Our third best performer, Realty Income Corporation (O), reflects the changing interest rate outlook. REIT, Telecommunication and Utility company shares have been pushed up by the scarcity of dependable income vehicles.

Our worst performing stock was Kinder Morgan Incorporated (KMI). The company pushed its acquisition agenda to the limits of its investment grade financial profile and forced itself into a tradeoff between satiating its bond or equity holders. Historically those situations have favored the bond holders and Kinder Morgan did not buck the trend. The company slashed its dividend 75% to maintain its credit rating, making it ineligible for inclusion in our Rising Dividend investment universe. The position was sold not long after the dividend cut. Our second worst performing stock was Polaris Industries Incorporated (PII) as greater-than-estimated exposure to weakening oil and agricultural markets as well as unseasonably warm winter slowed its growth sharply. Union Pacific Corporation (UNP) was another laggard as a result of exposure to weak commodities hurting volumes and the stock price.

We continue to believe that the companies in our Fund are generally financially strong, well-managed, defensive businesses with products or services that people patronize regardless of the economic or financial environment and capable of consistently increasing dividends.

We maintain our conviction that a path to long-term wealth building can be accomplished through properly diversified portfolios of stocks of companies that offer the potential to increase dividends consistently over time. We believe our Fund exemplifies those characteristics and, over the long term, offers the potential to provide attractive returns with modified risk.

Thank you for your interest in the Fund. Please feel free to contact us at any time.

Sincerely,

Carol M. Lippman, CFA	Michael B. Andelman
Portfolio Manager	Portfolio Manager

Past performance does not guarantee future results.

Opinions expressed are those of Dearborn Partners, LLC and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual Fund investing involves risk. Principal loss is possible. The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market. In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund may invest in foreign securities and ADRs, which involve political, economic and currency risks, greater volatility and differences in accounting methods. Medium- and small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The Fund may invest in Master Limited Partnerships (“MLPs”), which can be negatively influenced when interest rates rise. These investments also entail many of the general tax risks of investing in a partnership. There is always the risk that an MLP will fail to qualify for favorable tax treatments.

Diversification does not guarantee a profit or protect from loss in a declining market.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. It is not possible to invest directly in an index. Historical performance results for investment indexes generally do not reflect the deduction of transaction and/or custodial charges or the deduction of an investment management fee, the incurrence of which would have the effect of decreasing historical performance results. Economic factors, market conditions, and investment strategies will affect the performance of any portfolio and there are no assurances that it will match or outperform any particular benchmark.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments included in this report.

This report is intended for shareholders in the Dearborn Partners Rising Dividend Fund and may not be used as literature unless preceded or accompanied by a current prospectus.

Dearborn Partners LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Dearborn Partners LLC is the adviser of the Dearborn Partners Rising Dividend Fund, which is distributed by Quasar Distributors, LLC.

Dearborn Partners Rising Dividend Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) and service fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/2015 - 2/29/2016).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.00% when you invest. Class A shares are also subject to a 1.00% contingent deferred sales charge for purchases made at the $500,000 breakpoint which are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment for all chare classes, orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of Exchange-Traded Funds (“ETFs”) or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the direct expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the

Dearborn Partners Rising Dividend Fund
Expense Example (Continued)
(Unaudited)

table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2015 -
	September 1, 2015	February 29, 2016	February 29, 2016*
Actual	$1,000.00	$1,013.80	$7.01
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.90	$7.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Class C
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2015 -
	September 1, 2015	February 29, 2016	February 29, 2016*
Actual	$1,000.00	$1,010.00	$10.74
Hypothetical (5% return
before expenses)	$1,000.00	$1,014.17	$10.77

*	Expenses are equal to the Fund’s annualized expense ratio of 2.15%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Class I
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2015 -
	September 1, 2015	February 29, 2016	February 29, 2016*
Actual	$1,000.00	$1,015.10	$5.76
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.14	$5.77

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Dearborn Partners Rising Dividend Fund
Investment Highlights
(Unaudited)

The Fund seeks current income, rising income over time, and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of companies that pay current dividends and that the Fund’s portfolio managers believe have the potential to increase their dividends with regularity. The Fund’s allocation of portfolio holdings as of February 29, 2016 was as follows:

Portfolio Allocation
(% of Investments)

Average Annual Returns as of February 29, 2016

		Since Inception
	One Year	(4/10/13)
Dearborn Partners Rising Dividend Fund
Class A (with sales charge)	-11.08%	4.12%
Class A (without sales charge)	-6.41%	6.00%
Class C (with sales charge)	-8.05%	5.20%
Class C (without sales charge)	-7.13%	5.20%
Class I	-6.18%	6.26%
S&P 500 Total Return Index	-6.19%	9.31%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 983-3380.

Dearborn Partners Rising Dividend Fund
Investment Highlights (Continued)
(Unaudited)

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Total Return Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Growth of $10,000 Investment(1)

(1)	The minimum investment for Class I is $500,000.
(2)	The Fund commenced operations on April 10, 2013.

Dearborn Partners Rising Dividend Fund

Schedule of Investments

February 29, 2016

	Shares	Value

COMMON STOCKS – 88.18%

Air Freight & Logistics – 2.32%
United Parcel Service, Inc. – Class B	38,282	$3,696,127

Beverages – 2.46%
Coca-Cola Co.	91,039	3,926,512

Biotechnology – 2.12%
Gilead Sciences, Inc.	38,700	3,376,575

Chemicals – 4.79%
Air Products & Chemicals, Inc.	29,786	3,945,751
The Valspar Corp.	47,196	3,692,615
		7,638,366

Commercial Services & Supplies – 2.40%
Republic Services, Inc.	83,500	3,815,950

Diversified Telecommunication Services – 5.67%
AT&T, Inc.	124,105	4,585,680
Verizon Communications, Inc.	87,629	4,445,419
		9,031,099

Electric Utilities – 5.42%
NextEra Energy, Inc.	38,779	4,375,047
Xcel Energy, Inc.	107,673	4,257,390
		8,632,437

Food & Staples Retailing – 2.44%
CVS Health Corp.	40,000	3,886,800

Food Products – 4.94%
General Mills, Inc.	68,769	4,047,056
J.M. Smucker Co.	30,000	3,827,100
		7,874,156

Health Care Equipment & Supplies – 4.47%
Becton Dickinson and Co.	25,008	3,687,430
Steris PLC (a)	53,513	3,441,956
		7,129,386

Hotels, Restaurants & Leisure – 2.78%
McDonald’s Corp.	37,793	4,428,962

Household Products – 2.61%
Kimberly-Clark Corp.	31,911	4,158,003

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

February 29, 2016

	Shares	Value

Industrial Conglomerates – 2.55%
3M Co.	25,893	$4,061,835

Insurance – 6.97%
Arthur J. Gallagher & Co.	92,870	3,700,870
Assurant, Inc.	50,542	3,593,536
Travelers Companies, Inc.	35,404	3,806,638
		11,101,044

IT Services – 2.78%
Jack Henry & Associates, Inc.	53,823	4,426,403

Leisure Equipment & Products – 2.34%
Polaris Industries, Inc.	42,393	3,726,769

Machinery – 2.75%
Illinois Tool Works, Inc.	46,448	4,377,724

Oil, Gas & Consumable Fuels – 4.57%
Chevron Corp.	40,548	3,383,325
Royal Dutch Shell PLC – ADR	85,196	3,894,309
		7,277,634

Pharmaceuticals – 6.99%
Johnson & Johnson	39,124	4,116,236
Merck & Co, Inc.	77,920	3,912,363
Novartis AG – ADR	43,678	3,105,943
		11,134,542

Semiconductors & Semiconductor Equipment – 7.17%
Analog Devices, Inc.	72,499	3,841,722
QUALCOMM, Inc.	73,909	3,753,838
Xilinx, Inc.	81,162	3,832,470
		11,428,030

Technology Hardware, Storage & Peripherals – 4.74%
Apple, Inc.	38,722	3,744,030
EMC Corp.	145,530	3,802,699
		7,546,729

Textiles, Apparel & Luxury Goods – 2.52%
VF Corp.	61,571	4,008,888

Water Utilities – 2.38%
Aqua America, Inc.	123,944	3,788,968
TOTAL COMMON STOCKS (Cost $137,513,567)		140,472,939

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

February 29, 2016

	Shares	Value

MASTER LIMITED PARTNERSHIPS – 1.96%
Magellan Midstream Partners, L.P.	46,237	$3,124,696
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $2,721,113)		3,124,696

REAL ESTATE INVESTMENT TRUSTS – 7.10%
Digital Realty Trust, Inc.	40,000	3,162,800
Realty Income Corp.	81,449	4,768,024
Welltower, Inc.	52,866	3,371,794
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $10,099,946)		11,302,618

SHORT-TERM INVESTMENTS – 2.13%
Fidelity Institutional Money Market Portfolio – Class I, 0.350% (b)	3,400,883	3,400,883
TOTAL SHORT-TERM INVESTMENTS (Cost $3,400,883)		3,400,883
Total Investments (Cost $153,735,509) – 99.37%		158,301,136
Other Assets in Excess of Liabilities – 0.63%		1,010,733
TOTAL NET ASSETS – 100.00%		$159,311,869

ADR – American Depositary Receipt
(a)	Foreign issued security.
(b)	Variable rate security. The rate shown represents the rate at February 29, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Assets and Liabilities

February 29, 2016

Assets
Investments, at value (cost $153,735,509)	$158,301,136
Dividends and interest receivable	607,258
Receivable for Fund shares sold	934,750
Other assets	21,881
Total Assets	159,865,025

Liabilities
Payable for Fund shares redeemed	269,232
Payable for distribution fees	104,652
Payable to Adviser	97,901
Payable to affiliates	56,110
Accrued expenses and other liabilities	25,261
Total Liabilities	553,156
Net Assets	$159,311,869

Net assets consist of:
Paid-in capital	$157,610,077
Accumulated undistributed net investment loss	(384,990)
Accumulated net realized loss	(2,478,845)
Net unrealized appreciation on investments	4,565,627
Net Assets	$159,311,869

Class A Shares:
Net assets	$60,633,002
Shares of beneficial interest issued and outstanding (unlimited
number of shares authorized $0.001 par value)	5,300,645
Net asset value and redemption price per share(2)	$11.44
Maximum offering price per share ($11.44/0.95)(1)	$12.04

Class C Shares:
Net assets	$66,890,960
Shares of beneficial interest issued and outstanding (unlimited
number of shares authorized $0.001 par value)	5,874,192
Net asset value, offering price and redemption price per share(2)	$11.39

Class I Shares:
Net assets	$31,787,907
Shares of beneficial interest issued and outstanding (unlimited
number of shares authorized $0.001 par value)	2,774,082
Net asset value, offering price and redemption price per share	$11.46

(1)	Reflects a maximum sales charge of 5.00%.
(2)
A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within one year of purchase. The CDSC on Class A Shares is applied only to purchases of $500,000 that are redeemed within 12 months of purchase. Redemption price per share is equal to net asset value less any redemption or CDSC fees.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Operations

For the Year Ended February 29, 2016

Investment Income
Dividend income(1)	$4,098,254
Interest income	7,402
Total Investment Income	4,105,656

Expenses
Management fees	1,278,066
Distribution fees – Class C	630,321
Administration fees	165,314
Distribution fees – Class A	146,651
Transfer agent fees and expenses	139,547
Federal and state registration fees	49,407
Reports to shareholders	18,341
Legal fees	17,860
Audit and tax fees	17,033
Custody fees	16,796
Chief Compliance Officer fees	12,028
Trustees’ fees	5,690
Pricing fees	2,019
Other expenses	8,997
Total Expenses	2,508,070
Recoupments by Adviser (Note 4)	43,911
Net Expenses	2,551,981

Net Investment Income	1,553,675

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(2,888,062)
Net change in unrealized appreciation (depreciation) on investments	(8,931,513)

Net Realized and Unrealized Gain on Investments	(11,819,575)
Net Decrease in Net Assets from Operations	$(10,265,900)

(1)	Net of $28,528 in foreign withholding taxes and fees.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 29, 2016	February 28, 2015

From Operations
Net investment income	$1,553,675	$1,171,277
Net realized gain (loss) on investments	(2,888,062)	92,506
Net change in unrealized
appreciation (depreciation) on investments	(8,931,513)	10,591,208
Net increase (decrease) in
net assets from operations	(10,265,900)	11,854,991

From Distributions
Net investment income – Class A	(764,462)	(525,610)
Net investment income – Class C	(339,509)	(343,198)
Net investment income – Class I	(426,072)	(241,698)
Net decrease in net assets resulting
from distributions paid	(1,530,043)	(1,110,506)

From Capital Share Transactions
Proceeds from shares sold – Class A	26,014,534	32,644,487
Proceeds from shares sold – Class C	23,256,759	29,981,201
Proceeds from shares sold – Class I	14,829,171	16,368,930
Net asset value of shares issued to shareholders
in payment of distributions declared – Class A	670,229	467,503
Net asset value of shares issued to shareholders
in payment of distributions declared – Class C	309,316	302,015
Net asset value of shares issued to shareholders
in payment of distributions declared – Class I	395,137	222,474
Payments for shares redeemed – Class A	(14,045,878)	(2,753,044)
Payments for shares redeemed – Class C	(8,034,244)	(2,486,404)
Payments for shares redeemed – Class I	(5,533,785)	(1,906,366)
Net increase in net assets from
capital share transactions	37,861,239	72,840,796
Total Increase in Net Assets	26,065,296	83,585,281

Net Assets
Beginning of year	$133,246,573	$49,661,292
End of Year	$159,311,869	$133,246,573
Accumulated Undistributed
Net Investment Income (Loss)	$(384,990)	$54,286

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	February 29,	February 28,	February 28,
	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$12.38	$10.87	$10.00
Income from investment operations:
Net investment income(2)	0.16	0.20	0.11
Net realized and unrealized gain on investments	(0.95)	1.50	0.81
Total from investment operations	(0.79)	1.70	0.92
Less distributions paid:
From net investment income	(0.15)	(0.19)	(0.05)
Total distributions paid	(0.15)	(0.19)	(0.05)
Net Asset Value, End of Period	$11.44	$12.38	$10.87
Total return(3)(4)	(6.41)%	15.74%	9.25%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$60,633	$52,691	$18,051
Ratio of expenses to average net assets:
Before waivers, reimbursements
and recoupment of expenses(5)	1.40%	1.49%	2.11%
After waivers, reimbursements
and recoupment of expenses(5)	1.43%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before waivers, reimbursements
and recoupment of expenses(5)	1.33%	1.73%	0.62%
After waivers, reimbursements
and recoupment of expenses(5)	1.30%	1.72%	1.23%
Portfolio turnover rate(4)	18.19%	9.76%	13.41%

(1)	The Fund commenced operations on April 10, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Excludes the effect of applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	February 29,	February 28,	February 28,
	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$12.33	$10.83	$10.00
Income from investment operations:
Net investment income(2)	0.07	0.11	0.04
Net realized and unrealized gain on investments	(0.95)	1.50	0.81
Total from investment operations	(0.88)	1.61	0.85
Less distributions paid:
From net investment income	(0.06)	(0.11)	(0.02)
Total distributions paid	(0.06)	(0.11)	(0.02)
Net Asset Value, End of Period	$11.39	$12.33	$10.83
Total return(3)(4)	(7.13)%	14.92%	8.47%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$66,891	$56,271	$23,798
Ratio of expenses to average net assets:
Before waivers, reimbursements
and recoupment of expenses(5)	2.15%	2.24%	2.87%
After waivers, reimbursements
and recoupment of expenses(5)	2.18%	2.25%	2.25%
Ratio of net investment income (loss)
to average net assets:
Before waivers, reimbursements
and recoupment of expenses(5)	0.58%	0.96%	(0.20)%
After waivers, reimbursements
and recoupment of expenses(5)	0.55%	0.95%	0.42%
Portfolio turnover rate(4)	18.19%	9.76%	13.41%

(1)	The Fund commenced operations on April 10, 2013.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Excludes the effect of applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class I

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	February 29,	February 28,	February 28,
	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$12.40	$10.88	$10.00
Income from investment operations:
Net investment income(2)	0.19	0.22	0.13
Net realized and unrealized gain on investments	(0.95)	1.51	0.81
Total from investment operations	(0.76)	1.73	0.94
Less distributions paid:
From net investment income	(0.18)	(0.21)	(0.06)
Total distributions paid	(0.18)	(0.21)	(0.06)
Net Asset Value, End of Period	$11.46	$12.40	$10.88
Total return(3)(4)	(6.18)%	16.07%	9.44%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$31,788	$24,285	$7,813
Ratio of expenses to average net assets:
Before waivers, reimbursements
and recoupment of expenses(5)	1.15%	1.24%	1.92%
After waivers, reimbursements
and recoupment of expenses(5)	1.18%	1.25%	1.25%
Ratio of net investment income to average net assets:
Before waivers, reimbursements
and recoupment of expenses(5)	1.59%	1.87%	0.75%
After waivers, reimbursements
and recoupment of expenses(5)	1.56%	1.86%	1.42%
Portfolio turnover rate(4)	18.19%	9.76%	13.41%

(1)	The Fund commenced operations on April 10, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements
February 29, 2016

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Dearborn Partners Rising Dividend Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to seek current income, rising income over time, and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund currently offers three classes of shares, Class A, Class C and Class I. Each class of shares has identical rights and privileges except with respect to class-specific expenses and voting rights on matters affecting a single class of shares. The classes differ principally in their respective expenses. Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class A shares are subject to a contingent deferred sales charge of 1.00% for purchases made at the $500,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The contingent deferred sales charge for Class C Shares is 1.00% of the lesser of the original cost or the current market value of shares being redeemed. Class I shares are no-load shares. Class A and Class C shares are subject to a 0.25% and 1.00% distribution fee, respectively. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Fund became effective and commenced operations on April 10, 2013. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Dearborn Partners, L.L.C. (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 29, 2016

Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a Pricing Service.

Debt securities other than short-term instruments are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers know to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer.

Short-term debt securities and money market instruments, such as commercial paper, bankers’ acceptances, certificates of deposit, time deposits and U.S. Treasury Bills, having a maturity of 60 days or less are valued at amortized cost, unless the Adviser determines it does not approximate fair value. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 29, 2016

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 29, 2016:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$140,472,939	$—	$—	$140,472,939
Master Limited
Partnerships	3,124,696	—	—	3,124,696
Real Estate
Investment Trusts	11,302,618	—	—	11,302,618
Short-Term Investments	3,400,883	—	—	3,400,883
Total Investments
in Securities	$158,301,136	$—	$—	$158,301,136

(1)	See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the reporting period with significant unobservable inputs which would be classified as Level 3. During the year ended February 29, 2016, there were no transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the reporting period.

(b) Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it of all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 29, 2016

As of and during the year ended February 29, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 29, 2016, the Fund did not incur any interest or penalties.

(c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually, and as frequently as quarterly. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

(f) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% and 1.00% of average daily net assets of the Class A and Class C shares, respectively. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 29, 2016

(g) Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from the Fund’s investments in MLPs and REITs are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Fund uses estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Changes to estimates will be recorded in the period they are known. The distributions received from MLP and REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations. The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended February 29, 2016 and February 28, 2015:

	February 29, 2016	February 28, 2015
Ordinary Income	$1,530,043	$1,110,506

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for tax year ended February 29, 2016.

As of February 29, 2016, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$153,923,856
Gross tax unrealized appreciation	14,189,251
Gross tax unrealized depreciation	(9,811,971)
Net tax unrealized appreciation	4,377,280
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(2,675,488)
Total accumulated gains	$1,701,792

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 29, 2016

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and partnership adjustments and capital loss carryovers.
On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income	$(693,190)
Accumulated Net Realized Gain	$721,702
Paid-in Capital	$(28,512)

These permanent adjustments relate to partnership adjustments and dividend reclasses.

At February 29, 2016, the Fund deferred, on a tax basis, late year loss deferral of net investment income of $203,684, post-October short-term losses of $1,684,295, and post-October long-term losses of $747,826.

At February 29, 2016, the Fund had short-term capital losses of $39,683, which will be carried forward indefinitely to offset future realized capital gains.

During the year ended February 29, 2016, the Fund utilized prior year capital loss carryovers of $106,632.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.85% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through June 28, 2017, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) do not exceed 1.40%, 2.15% and 1.15% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for the Class A, Class C and Class I shares, respectively. Prior to June 26, 2015, the Expense Limitation Cap was 1.50%, 2.25% and 1.25% for the Class A, Class C and Class I shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal year are less than the Expense Limitation Cap in place currently and at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years. During the year ended February 29, 2016, the Fund recouped previously waived expenses of $43,911.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 29, 2016

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

	Class A	Class C	Class I
February 28, 2017	$26,214	$55,786	$17,661

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and Class C shares, respectively for services to prospective Fund shareholders and distribution of Fund shares. The following table details the fees earned pursuant to the 12b-1 Plan during the year ended February 29, 2016, as well as the fees owed as of February 29, 2016.

	Fees Earned	Fees Owed as of
	During Year	February 29, 2016
Class A	$146,651	$23,937
Class C	$630,321	$80,715

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. USBFS also serves as the transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian. The following table details the fees earned for each service during the year ended February 29, 2016, as well as the fees owed as of February 29, 2016.

	Fees Earned	Fees Owed as of
	During Fiscal Year	February 29, 2016
Administration and pricing	$167,333	$27,376
Custody	16,796	2,953
Transfer agent	136,527(1)	23,759

(1)	This amount does not include sub-transfer agency fees, therefore it does not agree to the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank. This same Trustee is an interested person of the Distributor.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 29, 2016

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended February 29, 2016, the Fund was allocated $12,028 of the Trust’s Chief Compliance Officer fee. At February 29, 2016, the Fund owed fees of $2,022 to USBFS for the Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	February 29, 2016	February 28, 2015
Class A
Shares sold	2,221,675	2,789,410
Shares redeemed	(1,235,036)	(234,063)
Shares issued to holders in
reinvestment of distribution	57,882	39,798
Net increase	1,044,521	2,595,145

Class C
Shares sold	1,976,539	2,554,165
Shares redeemed	(694,211)	(212,394)
Shares issued to holders in
reinvestment of distribution	26,867	25,695
Net increase	1,309,195	2,367,466

Class I
Shares sold	1,257,432	1,384,311
Shares redeemed	(476,153)	(162,510)
Shares issued to holders in
reinvestment of distribution	34,086	18,852
Net increase	815,365	1,240,653

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended February 29, 2016, were $66,593,102 and $26,367,377, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At February 29, 2016, Robert W. Baird & Co. Inc., held 45.32%, 26.09% and 28.25% of the outstanding shares of Class A, Class C and Class I, respectively. At February 29, 2016, Stifel Nicolaus & Co. Inc, held 33.60% of outstanding shares of Class C. Additionally, at February 29, 2016, Pershing, LLC held 38.82% of Class I.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 29, 2016

(10)	Line of Credit

At February 29, 2016, the Fund had a line of credit in the amount of the lessor of $3,000,000, or 33.33% of the fair value of unencumbered assets, which matures on August 13, 2016. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, US Bank. Interest will be accrued at the prime rate of 3.25% through December 16, 2015 and 3.50% thereafter. The following table provides information regarding usage of the line of credit for the year ended February 29, 2016. The Fund did not have an outstanding balance on the line of credit as of February 29, 2016.

	Average		Maximum	Date of
Days	Amount of	Interest	Amount of	Maximum
Utilized	Borrowing	Expense*	Borrowing	Borrowing
4	$375,000	$146	$378,000	1/22/2016

* Interest expense is reported on the Statement of Operations.

(11)	Subsequent Event

On March 30, 2016, the Fund declared and paid a distribution from ordinary income to the shareholders of record on March 29, 2016 of $136,679, $45,896 and $98,463 for classes A, C, and I respectively.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Dearborn Partners Rising Dividend Fund and
Board of Trustees for Trust for Professional Managers

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dearborn Partners Rising Dividend Fund (the “Fund”), a series of Trust for Professional Managers, as of February 29, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dearborn Partners Rising Dividend Fund as of February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
April 29, 2016

Dearborn Partners Rising Dividend Fund
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Dearborn Partners Rising Dividend Fund
Additional Information
(Unaudited)

Tax Information

For the fiscal year ended February 29, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 29, 2016 was 100%.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 983-3380.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D.	Trustee	Indefinite	Professor and	37	Independent
Akers, Ph.D.		Term; Since	Chair, Department		Trustee, USA
615 E. Michigan St.		August 22,	of Accounting,		MUTUALS
Milwaukee, WI 53202		2001	Marquette		(an open-end
Age: 60			University		investment
			(2004–present).		company with
five portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	37	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 59		2001	(1986–present).		(an open-end
investment
company with
five portfolios).

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired. (2011–	37	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramuis
Age: 72		2009	Administrative		IDF fund
			Officer (“CAO”) and		complex (two
			Chief Compliance		closed-end
			Officer (“CCO”),		investment
			Granite Capital		companies);
			International Group,		Independent
			L.P. (an investment		Trustee, Gottex
			management firm)		Trust (an open-
			(1994–2011).		end investment
company with
one portfolio);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	37	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 53		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
five portfolios).

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,	Services, LLC
Age: 58	Executive	2013	(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,	Services, LLC
Age: 42	and	2013	(2002–present).
Principal
Financial
and
Accounting
Officer

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer, Vice	July 1,	U.S. Bancorp Fund
Age: 55	President	2014	Services, LLC
	and		(January 2014–
	Anti-Money		present); CCO
	Laundering		(2003–2013)
	Officer		and Senior
Vice President, Ariel
Investments, LLC
(2010–2013); Vice
President, Ariel
Investments, LLC
(2003–2010).

Adam W. Smith	Secretary	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.		Term; Since	President, U.S.
Milwaukee, WI 53202		May 29,	Bancorp Fund
Age: 34		2015	Services, LLC
(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012).

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund
Age: 33		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		January 22,	Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		April 23,	Services, LLC
Age: 28		2015	(2011–present);
Student, Illinois
State University
(2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		July 1,	Services, LLC
Age: 28		2015	(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at (888) 983-3380. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, (888) 983-3380, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (888) 983-3380 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Dearborn Partners Rising Dividend Fund

Investment Adviser	Dearborn Partners, L.L.C.
200 West Madison Street
Suite 1950
Chicago, Illinois 60606

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 5, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/29/2016	FYE 2/28/2015
Audit Fees	$14,000	$14,000
Audit-Related Fees	0	0
Tax Fees	$3,000	$3,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/29/2016	FYE 2/28/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/29/2016	FYE 2/28/2015
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 5, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date 4/28/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ John Buckel
   John Buckel, President

Date  4/28/2016

By (Signature and Title)*  /s/ Jennifer Lima
   Jennifer Lima, Treasurer

Date  4/28/2016

* Print the name and title of each signing officer under his or her signature.